UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 3, 2007

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 3, 2007, Extreme Networks, Inc. (the “Company”) received a written notice from the Nasdaq Listing Qualifications Panel (the “Panel”) that the Company has evidenced compliance with the Panel’s earlier decisions, as modified, with respect to the Company’s failure to timely file periodic reports with the SEC and the Company’s failure to hold its annual meeting of shareholders within the time required by Nasdaq Marketplace Rules. The notice from the Panel stated that the Company has demonstrated compliance with all Nasdaq Marketplace Rules, and that the Panel determined to continue the listing of the Company’s securities on The Nasdaq Stock Market. Accordingly, the Company believes that the Nasdaq delisting proceedings have concluded.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2007

EXTREME NETWORKS, INC.

By:	/s/ Karen M. Rogge
Karen M. Rogge
Senior Vice President and Chief Financial Officer

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